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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2005

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

                NEVADA                   0-18808            13-3530765
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    (State or other jurisdiction of    (Commission     (IRS Employer ID No.)
         incorporation)                 File No.)

         7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona 85253
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 8.01.    OTHER EVENTS

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated March 2, 2005 titled "Great Western Land and Recreation Reports FY 2005 First Quarter."

Exhibit No.   Description
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99            News release for Great Western Land and Recreation, Inc. dated
              March 2, 2005 titled "Great Western Land and Recreation Reports
              FY 2005 First Quarter."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         March 2, 2005                   GREAT WESTERN LAND AND RECREATION, INC.

                                         By: /s/ Jerome L. Joseph
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                                             Senior Vice President and
                                             Chief Financial Officer